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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): FEBRUARY 26, 2002



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-13289                76-0069030
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



     5847 SAN FELIPE, SUITE 3300
           HOUSTON, TEXAS                                            77057
(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code: (713) 789-1400




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ITEM 5.           OTHER EVENTS

                  On February 26, 2002, Pride International, Inc. issued a notice pursuant to Rule 135c under the Securities Act of 1933 with respect to a private offering of 2 1/2% Convertible Senior Notes Due 2007. Such notice is filed as Exhibit 99.1 to this Current Report.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1   Rule 135c notice issued by Pride on February 26, 2002.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PRIDE INTERNATIONAL, INC.


                              By: /s/ Earl W. McNiel
                                      ------------------------------------------
                                      Earl W. McNiel
                                      Vice President and Chief Financial Officer


Date: March 4, 2002





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                                  EXHIBIT INDEX


 NO.              DESCRIPTION
 ---              -----------
99.1              Rule 135c notice issued by Pride on February 26, 2002.